UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 24, 2020

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-35024	87-0500306
(Commission File No.)	(IRS Employer Identification No.)

3838 West Parkway Boulevard
Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)
Registrant's telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	USNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                          Regulation FD Disclosure

The information disclosed below under Item 8.01is incorporated herein by reference.

Item 8.01                          Other Events

In a Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2017, the Company disclosed that it was conducting a voluntary internal investigation regarding its BabyCare operations in China. The investigation focused on compliance with the Foreign Corrupt Practices Act and certain conduct and policies at BabyCare.  Also in 2017, the Company voluntarily contacted the SEC and the United States Department of Justice (“DOJ”) to advise both agencies that an internal investigation was underway.  The Company subsequently provided additional information to both agencies and has cooperated with both agencies since first advising them of the investigation.  As a result of the internal investigation, the Company implemented a number of actions to remediate the issues discovered during the internal investigation, all of which have been previously disclosed by the Company in its Annual Report on Form 10-K for the fiscal year 2017, which the Company filed with the SEC on February 28, 2018.

On June 24, 2020, the SEC informed the Company that it had closed its investigation and declined any enforcement action.  The SEC stated that it had reached this conclusion based on a number of factors, including, but not limited to, the Company’s (i) prompt, voluntary self-disclosure of the matters underlying the investigation, (ii) thorough internal investigation, (iii) full cooperation with the SEC, and (iv) remediation of the matters underlying the investigation.

On June 26, 2020, the DOJ informed the Company by letter that it had closed its investigation into this matter, noting the Company’s cooperation during the investigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By:	/s/ G. Douglas Hekking
G. Douglas Hekking, Chief Financial Officer

Date:  June 29, 2020